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                                                                  EXHIBIT  10.26

                            THIRD LETTER AMENDMENT TO
                           FIVE-YEAR CREDIT AGREEMENT




Dated as of August 3, 2001


To the banks, financial institutions, and other institutional lenders (collectively, the "Lenders") parties to the Credit Agreement referred to below and to Citibank, N.A. as administrative agent (the "Agent") for the Lenders

Ladies and Gentlemen:

                  Reference is made to the Five-Year Credit Agreement dated as of March 2, 1999, as amended by the Letter Amendment to Five-Year Credit Agreement dated as of May 7, 1999 and as further amended by the Second Letter Amendment to Five-Year Credit Agreement dated as of February 15, 2001 (the "Credit Agreement"), among the undersigned and you. Capitalized terms not otherwise defined in this Third Letter Amendment to Five-Year Credit Agreement (this "Third Letter Amendment") have the same meanings as specified in the Credit Agreement.

                  It is hereby agreed by you and us as follows:

                  The Credit Agreement is, effective as of the date of this Third Letter Amendment, amended as follows:

                  (a) The definition of "Significant Subsidiary" in Section 1.01 is amended in its entirety to read as follows:

                  "Significant Subsidiary" means at any time, with respect to the Borrower, any Subsidiary, other than a Receivables Subsidiary, the assets of which, in the aggregate, exceed 5% of the Consolidated Assets, determined in accordance with the GAAP.

                  (b) The following definition is added to Section 1.01:

                  "Consolidated Assets" means, for any period, the total assets of the Borrower and its Subsidiaries as shown on the audited Consolidated balance sheet or unaudited Consolidated balance sheet, as the case may be, as of the end of the most recent fiscal quarter preceding such period.



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                  This Third Letter Amendment shall become effective as of the date first above written when, and only when, (a) the Agent shall have received counterparts of this Third Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Third Letter Amendment and (b) the Borrower shall have paid all invoiced fees and expenses of the Agent and the Lenders (including the invoiced fees and expenses of counsel to the Agent). This Third Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

                  On and after the effectiveness of this Third Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Third Letter Amendment.

                  The Credit Agreement and the Notes, as specifically amended by this Third Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Third Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement nor constitute a waiver of any provision of the Credit Agreement.

                  If you agree to the terms and provisions of this Third Letter Amendment, please evidence such agreement by executing and returning at least two counterparts of this Third Letter Amendment to Susan Hobart at Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022; Facsimile No.: (212) 848-7179.

                  This Third Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Third Letter Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.



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                  This Third Letter Amendment shall be governed by, and
construed in accordance with, the laws of the State of New York.

                                Very truly yours,


                                TELECOMUNICACIONES DE
                                PUERTO RICO INC.


By
                                   -------------------------------
                                   Title:  Frank P. Gatto
                                           Vice President
                                           Chief Financial Officer



                                PUERTO RICO TELEPHONE COMPANY,
                                INC., as Guarantor


By
                                   -------------------------------
                                   Title:  Frank P. Gatto
                                           Vice President
                                           Chief Financial Officer


                                CELULARES TELEFONICA, INC.,
                                as Guarantor


By
                                   -------------------------------
                                   Title:  Frank P. Gatto
                                           Vice President
                                           Chief Financial Officer


Agreed as of the date first above written:


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[Type or print name of institution]


By
  ----------------------------------------
  Title:


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